UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2019 (May 29, 2019)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37419	95-2636730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

PDC Energy, Inc. (the “Company”) held its annual meeting of stockholders on May 29, 2019 (the “Annual Meeting”). There were 66,186,343 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), outstanding and entitled to vote on the record date for the Annual Meeting. Shareholders were asked to consider and act upon each of the proposals set forth below, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2019. On June 3, 2019, the independent inspector of elections for the Annual Meeting, First Coast Results, Inc. (“First Coast”), delivered its final certified voting results for each of the proposals that were submitted to a vote at the Annual Meeting. The final results of the shareholder vote on each proposal, as certified by First Coast, were as follows:

PROPOSAL # 1 — Election of Class III Directors. The Company’s stockholders elected the following nominees, constituting the Company’s full slate of nominees, to serve as Class III directors on the Company’s Board of Directors for three-year terms expiring in 2022: Barton R. Brookman, Mark E. Ellis, and Larry F. Mazza.

The Company’s Board of Directors’ Nominees:

Barton R. Brookman	For:	36,748,337
	Withheld:	152,086

Mark E. Ellis	For:	36,738,099
	Withheld:	162,324

Larry F. Mazza	For:	36,125,703
	Withheld:	774,720

Kimmeridge Energy Management Company, LLC and its affiliates’ Nominees:

Benjamin Dell	For:	25,768,170
	Withheld:	2,985

James F. Adelson	For:	25,522,093
	Withheld:	249,062

Alice E. Gould	For:	12,016,352
	Withheld:	13,754,803

PROPOSAL # 2 — Approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For:	47,879,786
Against:	14,730,669
Abstain:	61,122

PROPOSAL # 3 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For:	61,984,766
Against:	741,994
Abstain:	30,231

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2019

PDC Energy, Inc.

By:	/s/ Nicole L. Martinet
Nicole L. Martinet
General Counsel, Senior Vice President and Corporate Secretary

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